Exhibit 10.16

AMENDMENT NO. 1 TO

MARKETING AND DISTRIBUTION AGREEMENT

DATED MARCH 30, 2007 BETWEEN

VITAL IMAGES, INC. AND TOSHIBA MEDICAL SYSTEMS CORPORATION

THIS AMENDMENT NO. 1 (the “Amendment”) is made as of November 26, 2007 by and between Vital Images, Inc., a Minnesota corporation having its principal place of business at 5850 Opus Parkway, Suite 300, Minnetonka, Minnesota 55343 USA (“Vital Images”)  and Toshiba Medical Systems Corporation having its place of business at 1385, Shimoishigami, Otawara-Shi, Tochigi 324-8550, Japan (“Toshiba”).

This Amendment modifies the Marketing and Distribution Agreement dated March 30, 2007 between the parties. Under this Amendment, the following items in the Agreement are modified as set forth below:

1.             Article 4.5 (“Customer Training”): This Article is amended by inserting, at the end of the Article, the following: “Vital Images is under no obligation to provide applications training to end users beyond twelve (12) months from installation of the related software at the end users’ site.”

2.             Article 8.1 (“Government Approval”): This Article is amended to include the following sentence: “Notwithstanding the above, Toshiba shall prepare and file all applications required to obtain all necessary Government Approval for Japan for the Products set forth in this Amendment No. 1.  Vital Images shall furnish Toshiba with such assistance and cooperation as may be reasonably requested in connection with the securing of such Government Approval.”

3.             Article 12.7 (“Co-Branding”): This Article is newly added, to state the following: “Toshiba and Vital Images will co-brand to the benefit of both parties the Products provided pursuant to Exhibit E of this Amendment No. 1. The details of the cobranding will be agreed upon by both parties prior to the market launch of such Products.”

4.             Exhibit A: The Products set forth on Exhibit A to this Amendment shall be added to Exhibit A of the Agreement.

5.             Exhibit B: The Territory as set forth in Exhibit B of the Agreement shall be amended to state the following: “Worldwide, except for those countries barred by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.”

6.             Exhibit E: The pricing for licenses of and maintenance for the Products provided under this Amendment are set forth in Exhibit E to this Amendment, which shall be added to the Agreement.

7.             This Amendment shall take effect retroactively as of January 1, 2007.

8.             Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its original terms. The amended portions of the Agreement shall be read, wherever reasonable to do so, to be consistent with the portions not so amended; provided that the amended portions shall be deemed to control and any conflict shall be resolved in favor of such amended portions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives below.

VITAL IMAGES, INC.		TOSHIBA MEDICAL SYSTEMS CORPORATION

By	/s/ Susan A. Wood	By	/s/ Yusuke Toki

Name	Susan A. Wood	Name	Yusuke Toki

Title	Executive Vice President, Product Marketing	Title	CT General Manager
and Development

EXHIBIT A

PRODUCTS

Exhibit A of the Agreement  is modified by adding the following products:

#*
#*
#*
#*

*when and if available

# Confidential Treatment has been requested, the portion indicated has been redacted and the redacted portion has been separately filed with the Securities and Exchange Commission.

EXHIBIT B

TERRITORY

Worldwide, except for those countries barred by the

Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury

EXHIBIT E

PRODUCT PRICE LIST

Exhibit E of the Agreement is modified by adding the following package and maintenance prices:

ADDITIONAL SOFTWARE PACKAGE PRICING

Package	Pricing
	U.S.A. (2007)		Non-U.S.A. (2007)
Genesis	$	#	$	#
• Vitrea ®
• CT Colonography option
• Automated Vessel Measurements option
• VScore™ option
• Peripheral Vessel Probe option
• CT Cardiac option
• Cardiac Functional Analysis option
• # *
• sure PLAQUE™ option
• # *
• # *
• # *

*when and if available

ADDITIONAL MAINTENANCE PRICING OPTIONS

Service	U.S.A. (2007)		Non-U.S.A. (2007)

Genesis Package	$	#	$	#

# Confidential Treatment has been requested, the portion indicated has been redacted and the redacted portion has been separately filed with the Securities and Exchange Commission.